PORTFOLIO OF INVESTMENTS – as of September 30, 2020 (Unaudited)

AlphaSimplex Multi-Asset Fund

Shares	Description	Value (†)
Exchange-Traded Funds – 26.9% of Net Assets
17,360	iShares® Core U.S. Aggregate Bond ETF	$2,049,522
4,958	iShares® JP Morgan USD Emerging Markets Bond ETF	549,793
6,965	iShares® MSCI Emerging Markets Minimum Volatility Factor ETF	384,329
34,083	SPDR® Bloomberg Barclays International Treasury Bond ETF	1,011,243
3,312	Vanguard FTSE All World ex-U.S. Small-Cap ETF	348,720
19,676	Vanguard FTSE Developed Markets ETF	804,748
9,818	Vanguard FTSE Emerging Markets ETF	424,530
15,218	Vanguard FTSE Europe ETF	797,880
11,999	Vanguard FTSE Pacific ETF	816,532
10,579	Vanguard Intermediate-Term Corporate Bond ETF	1,013,468
8,125	Vanguard Mid-Cap ETF	1,432,112
17,432	Vanguard Total International Bond ETF	1,014,281
8,402	Vanguard Total Stock Market ETF	1,430,945
13,423	Vanguard Value ETF	1,402,838

	Total Exchange-Traded Funds (Identified Cost $12,116,843)	13,480,941

Principal Amount
Short-Term Investments – 68.8%
	Certificates of Deposit – 35.8%
$1,600,000	National Bank of Kuwait (NY), 0.210%, 10/01/2020	1,600,006
1,000,000	Landesbank Baden-Wuerttemberg (NY), 0.190%, 10/06/2020	1,000,009
2,200,000	DNB Nor Bank ASA (NY), 0.080%, 10/08/2020	2,199,990
1,300,000	Sumitomo Mitsui Banking Corp. (NY), 1-month LIBOR + 0.150%, 0.301%, 10/13/2020(a)(b)	1,300,075
1,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 0.466%, 10/20/2020(a)(b)	1,000,178
1,200,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.160%, 11/05/2020	1,200,055
2,000,000	KBC Bank NV (NY), 0.120%, 12/01/2020	1,999,928
1,500,000	Credit Industriel et Commercial (NY), 0.140%, 12/01/2020	1,500,119
1,000,000	BNP Paribas (NY), 0.220%, 12/01/2020(b)	1,000,150
500,000	Nordea Bank ABP (NY), 0.150%, 12/11/2020	500,018
1,400,000	Bank of Montreal (IL), 0.170%, 12/18/2020	1,400,052
1,700,000	Sumitomo Mitsui Trust Bank (NY), 0.210%, 1/15/2021(b)	1,700,111
1,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.230%, 2/10/2021	1,000,066
500,000	Royal Bank of Canada (NY), 3-month LIBOR + 0.110%, 0.360%, 6/11/2021(a)(b)	500,382

		17,901,139

Principal Amount	Description	Value (†)
	Commercial Paper – 16.0%
$2,300,000	Cooperatieve Rabobank UA, 0.080%, 10/06/2020(c)	$2,299,963
1,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.230%, 10/06/2020(c)	999,980
2,000,000	Swedbank (NY), 0.100%, 10/19/2020(c)	1,999,894
500,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.220%, 10/20/2020(c)	499,958
700,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.200%, 10/27/2020(c)	699,917
1,500,000	Santander UK PLC, 0.200%, 11/02/2020(c)	1,499,805

		7,999,517

	Treasuries – 3.6%
300,000	U.S. Treasury Bills, 0.085%, 10/08/2020(c)(d)	299,997
1,500,000	U.S. Treasury Bills, 0.080%, 11/19/2020(c)	1,499,816

		1,799,813

	Repurchase Agreements – 13.4%
6,689,912	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $6,689,912 on 10/01/2020 collateralized by $6,831,400 U.S. Treasury Bill, Zero Coupon due 9/09/2021 valued at $6,823,810 including accrued interest(e) (Identified Cost $6,689,912)	6,689,912

	Total Short-Term Investments (Identified Cost $34,389,198)	34,390,381

	Total Investments – 95.7% (Identified Cost $46,506,041)	47,871,322
	Other assets less liabilities – 4.3%	2,169,483

	Net Assets – 100.0%	$50,040,805

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2020, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
$ 4,005,139	$60,038	0.12%

*	Amounts represent gross unrealized appreciation/(depreciation) at absolute value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
SPDR®	Standard & Poor’s Depositary Receipt

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2020, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Australia Government Bond	12/15/2020	114	$12,092,128	$12,198,293	$106,165
10 Year Canada Government Bond	12/18/2020	118	13,471,098	13,453,179	(17,919)
10 Year U.S. Treasury Note	12/21/2020	137	19,109,718	19,115,781	6,063
30 Year U.S. Treasury Bond	12/21/2020	21	3,723,844	3,701,906	(21,938)
ASX SPI 200™	12/17/2020	7	739,008	727,244	(11,764)
Australian Dollar	12/14/2020	13	948,152	931,190	(16,962)
British Pound	12/14/2020	12	962,100	967,800	5,700
E-mini Dow	12/18/2020	11	1,504,160	1,521,520	17,360
E-mini NASDAQ 100	12/18/2020	6	1,316,339	1,368,870	52,531
E-mini Russell 2000	12/18/2020	9	677,575	676,980	(595)
E-mini S&P 500®	12/18/2020	9	1,515,763	1,508,400	(7,363)
EURO STOXX 50®	12/18/2020	25	967,529	936,201	(31,328)
Euro-BTP	12/08/2020	44	7,507,841	7,613,326	105,485
Euro-OAT	12/08/2020	14	2,747,660	2,766,630	18,970
FTSE 100 Index	12/18/2020	2	154,261	150,751	(3,510)
Japanese Yen	12/14/2020	12	1,422,712	1,423,125	413
MSCI EAFE Index	12/18/2020	14	1,317,575	1,297,240	(20,335)
MSCI Emerging Markets Index	12/18/2020	27	1,476,415	1,469,475	(6,940)
New Zealand dollar	12/14/2020	65	4,371,940	4,298,450	(73,490)
S&P/TSX 60 Index	12/17/2020	10	1,441,172	1,444,182	3,010
TOPIX	12/10/2020	14	2,144,341	2,157,777	13,436
UK Long Gilt	12/29/2020	60	10,542,708	10,537,766	(4,942)

Total					$112,047

At September 30, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro	12/14/2020	9	$1,322,503	$1,320,244	$2,259
German Euro Bund	12/08/2020	16	3,264,710	3,273,855	(9,145)
U.S. Dollar Index	12/14/2020	55	5,106,961	5,165,985	(59,024)

Total					$(65,910)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$13,480,941	$—	$—	$13,480,941
Short-Term Investments*	—	34,390,381	—	34,390,381
Futures Contracts (unrealized appreciation)	317,956	13,436	—	331,392

Total	$13,798,897	$34,403,817	$—	$48,202,714

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(238,653)	$(46,602)	$—	$(285,255)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include futures contracts.

The Fund tactically allocates its investments across a range of asset classes and global markets. The Fund will typically use a variety of derivative instruments, in particular long positions in futures and forward contracts, to achieve exposures to global equity and fixed income securities. The Fund may also hold short positions in derivatives for hedging purposes. During the period ended September 30, 2020, the Fund used long and short contracts on foreign government bonds and foreign currency, long contracts on U.S. and foreign equity market indices and U.S. government bonds, and short contracts on U.S dollar index to gain investment exposures in accordance with its objectives.

The following is a summary of derivative instruments for the Fund, as of September 30, 2020:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$236,683
Foreign exchange contracts	8,372
Equity contracts	86,337

Total exchange-traded asset derivatives	$331,392

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(53,944)
Foreign exchange contracts	(149,476)
Equity contracts	(81,835)

Total exchange-traded liability derivatives	$(285,255)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2020:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Exchange-traded counterparty credit risk
Futures contracts	$331,392	$331,392
Margin with brokers	2,483,341	2,483,341

Total exchange-traded counterparty credit risk	$2,814,733	$2,814,733

Investment Summary at September 30, 2020 (Unaudited)

Certificates of Deposit	35.8%
Exchange-Traded Funds	26.9
Commercial Paper	16.0
Repurchase Agreements	13.4
Treasuries	3.6

Total Investments	95.7
Other assets less liabilities (including futures contracts)	4.3

Net Assets	100.0%